UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

January 20, 2005

Date of Report (Date of earliest event reported)

DJ ORTHOPEDICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2985 Scott Street Vista, California	92081
(Address of principal executive offices)	(Zip Code)

(800) 336-5690

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

At a meeting held on December 8, 2004, the Compensation Committee of the Board of Directors of dj Orthopedics, Inc. (the “Company”) approved the terms of the management incentive bonus plan for 2005, subject to later adoption of the specific financial goals for the plan.  As approved, the plan provides that participating management employees, which includes the officers of the Company, may earn cash bonuses each fiscal quarter in an amount up to 12.5% of each such participating employee’s target bonus and an annual bonus in an amount up to 50% of the target bonus.  Each quarterly bonus and the annual bonus are subject to the Company achieving an operating income goal and satisfactory individual performance by the participating employee.  Target bonuses are calculated as a percentage of annual salary and range from 10% for entry-level managers to 50% or 100% for executive officers.  The plan permits a partial bonus, between 40% and 100% of target, to be earned if operating income is between 90% and 100% of the goal and for additional bonuses, between 100% and 180% of target, to be payable for operating income achievement between 100% and 120% of the operating income goal.  The Board of Directors retains discretion to award additional bonuses for operating income achievement above 120% of the goal.

At a meeting held on January 20, 2005, the Board of Directors approved the operating income goals for each quarter and for the full 2005 year that will serve as thresholds for the earning of bonuses for the plan described above.

Item 2.02.  Results of Operations and Financial Condition.

On February 8, 2005, the Company issued a press release regarding its financial results for the quarter and year ended December 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01. Financial Statements and Exhibits.

(c)       Exhibits.

Exhibit No.	Document
99.1	Press release dated February 8, 2005 relating to dj Orthopedics, Inc.’s financial results for the quarter and year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DJ ORTHOPEDICS, INC.
(Registrant)

Date:	February 8, 2005	BY:	/s/ VICKIE L. CAPPS
Vickie L. Capps
Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)